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[LOGO]
DREYFUS
Large Company
Growth Fund
Semi-Annual
Report



April 30, 1997

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   Dreyfus Large Company Growth Fund posted a negative return of -2.90% for its semi-annual reporting period ended April 30, 1997.* For the same period, the Standard & Poor's 500 Composite Stock Index had a total return of 14.71%.**

ECONOMIC REVIEW
   The Federal Reserve Board (the "Fed") decision in March to tighten credit already has been vindicated by the reported 5.6% rise in first quarter real Gross Domestic Product and by the drop to 4.9% in April's unemployment rate. Generally, the economic debate is now splintered into 1) those who believe that softer incoming economic data for the second quarter can keep Fed policy on hold, and 2) those who believe the economy is fundamentally too strong, warranting higher rates irrespective of short-term economic fluctuations. Views on the risk of inflation clearly distinguish these camps. To date, a strong dollar has helped mute price inflation, preventing a follow-through from rising wages. Market interest rates are likewise treading water until the policy outlook becomes clearer.
   First quarter real GDP grew an annualized 5.6% on the quarter and by 4.0% since the first quarter of 1996, both growth rates unseen since 1987/88. Virtually every major economic sector contributed positively to growth. In the early evidence for the second quarter, rising new orders portend continued strength in exports and capital spending. By contrast, retail spending weakened in April and the housing sector slowed. However, real disposable income grew 3.8% in the last year, a pace which, if sustained, could support the upward cycle in consumer spending, while mortgage rates have not yet risen substantially.
   Alongside the recent evidence of slowing consumer demand is the report of the drop in unemployment in April. With this, the labor market is becoming tight. This has raised fears of future inflation even though actual inflation remains modest and despite signs of a slower second quarter economy. Hence, bond yields remain down only slightly from their recent highs, largely ignoring the bullish news of a Washington agreement to balance the Federal budget. Short-term rates still contain some built-in expectations for another Fed rate hike in coming weeks.
   If inflation should stay subdued, then the larger risk from the combination of slower economic growth and a tightening labor market is to corporate profits. Through the first quarter, however, profits continued to surprise on the upside.
   The economy is now embarked on the seventh year for this business cycle. Economic growth is proving stronger than seen since the late 1980s while inflation is still subdued. More Fed tightening would indicate a willingness to err on the side of caution and would thus help sustain the expansion.

MARKET OVERVIEW
   Stock market activity during the six-month period under review included two very different phases. First, the market rallied for three months into late January, as interest rates remained stable, reversing the summertime 1996 fear of sharply rising rates. At the same time, moderate economic growth and solid earnings growth continued. During February, March and early April, however, stronger economic growth and fears of higher future inflation led to another period of rising interest rates which coincided with another sharp decline in share prices similar to the correction in mid-1996.
   As April progressed, some evidence of slower economic growth contributed to a modest decline in interest rates. As March quarterly earnings reports were released, the optimistic earnings growth outlook fostered the start of a strong stock market rally during the April-May period, bringing many market indices to new record high levels. The recent market rebound has begun to reverse the underperformance of the volatile technology, health care and financial service stocks which had dropped more than the market during the February to early April market decline when interest rates were rising. As market sentiment improved during April, the combination of now-stable interest rates and solid earnings growth over the intermediate term maintained a bullish stock market environment.

PORTFOLIO FOCUS
      The portfolio's heaviest weighting is in technology, a sector which has tended to outperform during the sustained market rallies but sometimes sharply underperforms as during the volatile decline in February and March. The Fund's heavy weighting in finance also penalized performance during the period of rising interest rates. The upside market reversal that began in April was led by technology and finance stocks, which contributed to improved portfolio performance for that period. The Fund continues to hold only a small cash position.
      Technology, finance, health care and consumer growth holdings represent over 75% of the Fund's assets. The eleven largest positions represent 50% of the Fund's assets and reflect strong 1997-1998 earnings growth expectations in selected technology (Intel, McAfee Associates, Applied Materials, Perkin-Elmer, Gateway 2000), health care (Teva Pharmaceutical Industries, A.D.R.), financial (Conseco, American States Financial), consumer (Sunbeam), and industrial companies (AES Corporation, Crompton & Knowles).
      Please know that we appreciate your investment in Dreyfus Large Company Growth Fund.

                                              Sincerely,


                                               Michael Schonberg
                                               Portfolio Manager

May 21, 1997
New York, NY
* Total return includes reinvestment of dividends and any capital gains paid. ** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market perfomance.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Statement of Investments                              April 30, 1997 (Unaudited)


Common Stocks--100.2%                                                                Shares           Value
-------------------------------------------------------------------------------    -----------     -----------

             Consumer Durables--4.1%   Sunbeam..................................     13,000        $   412,750
                                                                                                   -----------


         Consumer Non-Durables--7.4%   Coca-Cola................................      4,000            254,500
                                       Tommy Hilfiger........................(a)      8,000            318,000
                                       Warnaco Group, Cl. A.....................      6,000            171,000
                                                                                                   -----------
                                                                                                       743,500
                                                                                                   -----------


             Consumer Services--6.5%   Host Marriott.........................(a)      15,000           260,625

                                       Sun International Hotels..............(a)      13,000           394,875
                                                                                                   -----------
                                                                                                       655,500
                                                                                                   -----------


        Electronic Technology--22.1%   Applied Materials.....................(a)       8,000           439,000
                                       Cisco Systems.........................(a)       6,000           310,500
                                       Gateway 2000..........................(a)       7,500           411,563
                                       Hewlett-Packard..........................       2,000           105,000
                                       Intel....................................       3,500           535,937
                                       Perkin-Elmer.............................       6,000           435,750
                                                                                                   -----------
                                                                                                     2,237,750
                                                                                                   -----------


                      Finance--18.8%   American International Group.............       1,000           128,500
                                       American States Financial................      14,000           469,000
                                       Associates First Capital, Cl. A..........       2,500           128,125
                                       Conseco..................................      12,000           496,500
                                       Green Tree Financial.....................      11,000           325,875
                                       Starwood Lodging.........................       9,000           346,500
                                                                                                   -----------
                                                                                                     1,894,500
                                                                                                   -----------


            Health Technology--13.7%   Biogen................................(a)       8,000           256,000
                                       Interneuron Pharmaceuticals...........(a)      20,000           262,500
                                       Mylan Laboratories.......................      30,000           360,000
                                       Teva Pharmaceutical Industries, A.D.R. ..      10,000           507,500
                                                                                                   -----------
                                                                                                     1,386,000
                                                                                                   -----------


           Industrial Services--8.3%   AES...................................(a)       7,000           456,750
                                       ENSCO International...................(a)       8,000           380,000
                                                                                                   -----------
                                                                                                       836,750
                                                                                                   -----------


            Process Industries--4.3%   Crompton & Knowles.......................       20,000          435,000
                                                                                                   -----------


        Producer Manufacturing--4.1%   Corporate Express.....................(a)       30,000           300,000
                                       General Electric.........................        1,000           110,875
                                                                                                   ------------
                                                                                                        410,875
                                                                                                   ------------

<Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Statement of Investments                                                              April 30, 1997 (Unaudited)


Common Stocks (Continued)                                                               Shares         Value
--------------------------------------------------------------------------------      -----------   -----------

                        Retail--2.3%   Nine West Group.......................(a)           6,000    $   237,750
                                                                                                    -----------


           Technology Services--8.6%   McAfee Associates.....................(a)           9,000        501,750
                                       Microsoft.............................(a)           3,000        364,500
                                                                                                    -----------
                                                                                                        866,250
                                                                                                    -----------

TOTAL INVESTMENTS (cost $8,821,927).............................................          100.2%    $10,116,625
                                                                                          ======    ===========

LIABILITIES, LESS CASH AND RECEIVABLES.............................................        (.2%)    $   (15,817)
                                                                                          ======    ===========

NET ASSETS.......................................................................         100.0%    $10,100,808
                                                                                         ======     ===========

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Non-income producing.



                       See notes to financial statements.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                       April 30, 1997 (Unaudited)
                                                                                       Cost              Value
                                                                                    ----------        ------------
ASSETS:                  Investments in securities--See Statement of Investments..  $8,821,927         $10,116,625
                         Receivable for investment securities sold...............                          219,943
                         Receivable for shares of Common Stock subscribed........                            2,500
                         Dividends and interest receivable.......................                            2,494
                         Prepaid expenses.......................................                            25,779
                                                                                                      ------------
                                                                                                        10,367,341
                                                                                                      ------------
LIABILITIES:             Due to The Dreyfus Corporation and affiliates...........                            6,110
                         Due to Distributor......................................                            2,015
                         Cash overdraft due to Custodian.........................                           36,053
                         Payable for investment securities purchased.............                          206,609
                         Accrued expenses........................................                           15,746
                                                                                                      ------------
                                                                                                           266,533
                                                                                                      ------------


NET ASSETS......................................................................                       $10,100,808
                                                                                                      ============
REPRESENTED BY:          Paid-in capital........................................                       $ 8,634,555
                         Accumulated investment (loss)..........................                           (37,857)
                         Accumulated net realized gain (loss) on investments....                           209,412
                         Accumulated net unrealized appreciation (depreciation)
                           on investments--Note 4...............................                         1,294,698
                                                                                                      ------------

NET  ASSETS.....................................................................                       $10,100,808
                                                                                                      ============


SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized).................                           617,304


NET ASSET VALUE, offering and redemption price per share........................                            $16.36
                                                                                                            ======

                       See notes to financial statements.


Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Statement of Operations                                                           Six Months Ended April 30, 1997 (Unaudited)

INVESTMENT INCOME

INCOME:                       Cash dividends (net of $345 foreign taxes
                                withheld at source)............................                $  17,404
                              Interest.........................................                    6,908
                                                                                               ---------
                                   Total Income................................                               $  24,312



EXPENSES:                     Management fee--Note 3(a).........................                  37,111
                              Shareholder servicing costs--Note 3(b)............                  16,549
                              Auditing fees....................................                   13,773
                              Registration fees................................                   10,110
                              Prospectus and shareholders' reports............                     3,999
                              Custodian fees--Note 3(b).........................                   2,151
                              Legal fees.......................................                    1,330
                              Directors' fees and expenses--Note 3(c)..........                      987
                              Miscellaneous....................................                    3,842
                                                                                              ----------
                                   Total Expenses..............................                   89,852
                              Less--reduction in management fee due to
                                undertaking--Note 3(a)..........................                 (27,683)
                                                                                              ----------
                                   Net Expenses................................                                  62,169
                                                                                                              ---------



INVESTMENT  (LOSS).............................................................                                 (37,857)



REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments..........                $ 212,358
                              Net unrealized appreciation (depreciation) on investments         (511,125)
                                                                                               ---------



NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                                (298,767)
                                                                                                              ---------



NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........................                                $(336,624)
                                                                                                              =========

                       See notes to financial statements.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                                         Six Months Ended
                                                                                          April 30, 1997        Year Ended
                                                                                            (Unaudited)      October 31, 1996
                                                                                         ----------------    ----------------
OPERATIONS:
  Investment (loss)....................................................                    $   (37,857)         $   (41,852)
  Net realized gain (loss) on investments..............................                        212,358              733,358
  Net unrealized appreciation (depreciation) on investments............                       (511,125)             807,517
                                                                                           -----------          -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations..                       (336,624)           1,499,023
                                                                                           -----------          -----------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net................................................                          --                 (19,280)
  Net realized gain on investments.....................................                       (676,051)                --
                                                                                           -----------          -----------
      Total Dividends..................................................                       (676,051)             (19,280)
                                                                                           -----------          -----------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold........................................                      2,486,710            1,970,510
  Dividends reinvested.................................................                        674,094               19,280
  Cost of shares redeemed..............................................                     (1,119,893)            (584,373)
                                                                                           -----------          -----------
      Increase (Decrease) in Net Assets from Capital Stock Transactions                      2,040,911            1,405,417
                                                                                           -----------          -----------
        Total Increase (Decrease) in Net Assets........................                      1,028,236            2,885,160

NET ASSETS:
  Beginning of Period..................................................                      9,072,572            6,187,412
                                                                                           -----------          -----------
  End of Period........................................................                    $10,100,808          $ 9,072,572
                                                                                           -----------          -----------
                                                                                           -----------          -----------
Undistributed investment (loss)........................................                    $   (37,857)              --
                                                                                           -----------          -----------


                                                                                              Shares              Shares
                                                                                           -----------          -----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..........................................................                        142,076              114,424
  Shares issued for dividends reinvested...............................                         41,078                1,246
  Shares redeemed......................................................                        (63,867)             (35,949)
                                                                                           -----------          -----------
      Net Increase (Decrease) in Shares Outstanding....................                        119,287               79,721
                                                                                           ===========          ===========


                       See notes to financial statements.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                  Six Months Ended         Year Ended October 31,
                                                                   April 30, 1997    ---------------------------------
PER SHARE DATA:                                                      (Unaudited)      1996       1995           1994(1)
                                                                     -----------      ----       ----           -------
   Net asset value, beginning of period.................               $18.22        $14.79      $13.05         $12.50
                                                                       ------       -------     -------        -------
   Investment Operations:
   Investment income (loss)--net........................                 (.06)         (.08)        .07            .17
   Net realized and unrealized gain (loss)
      on investments....................................                 (.46)         3.56        1.88            .38
                                                                       ------       -------     -------       -------
   Total from Investment Operations.....................                 (.52)         3.48        1.95            .55
                                                                       ------       -------     -------        -------
   Distributions:
   Dividends from investment income--net.................                --            (.05)       (.21)          --
   Dividends from net realized gain on investments......                (1.34)          --          --            --
                                                                       ------       -------     -------        -------
   Total Distributions..................................                (1.34)         (.05)       (.21)          --
                                                                       ------       -------     -------        -------
   Net asset value, end of period.......................               $16.36        $18.22      $14.79         $13.05
                                                                       ======       =======     =======         ======
TOTAL INVESTMENT RETURN.................................                (2.90%)(2)    23.55%      15.29%          4.40%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets..............                  .62%(2)      1.26%        .85%           --
   Ratio of net investment income (loss)
      to average net assets.............................                 (.38%)(2)     (.56%)       .54%          1.37%(2)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager................                  .28%(2)       .32%       1.69%          1.97%(2)
   Portfolio Turnover Rate..............................                94.80%(2)    153.78%      86.59%         12.08%(2)
   Average commission rate paid(3)......................               $.0531        $.0521         --              --
   Net Assets, end of period (000's Omitted)............              $10,101        $9,073      $6,187         $5,281


----------------------
(1) From December 29, 1993 (commencement of operations) to October 31, 1994. `(2) Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


                       See notes to financial statements.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:
     Dreyfus Large Company Growth Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

     As of April 30, 1997, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 443,490 shares of the Fund.

     The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

     (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2--Bank Line of Credit:
     The Fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the lines of credit.


NOTE 3--Management Fee and Other Transactions with Affiliates:

     (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1996 through October 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $27,683 during the period ended April 30, 1997.

     (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1997, the Fund was charged an aggregate of $12,370 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,328 during the period ended April 30, 1997.

     The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1997, $2,151 was charged by Mellon pursuant to the custody agreement.

     (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

     (d) Effective March 3, 1997, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

     (e) Brokerage commissions: During the period ended April 30, 1997, the Fund incurred total brokerage commissions of $18,828, of which $2,967 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4--Securities Transactions:
     The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997, amounted to $10,705,098 and $9,132,918, respectively.

     At April 30, 1997, accumulated net unrealized appreciation on investments was $1,294,698, consisting of $1,871,292 gross unrealized appreciation and $576,594 gross unrealized depreciation.

     At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

[LOGO]
DREYFUS
Dreyfus Large Company
Growth Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                      250SA974